Putnam
Ohio
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Ohio Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The broad municipal bond market enjoyed a solid run for the 12 months ended May 31, 2001. Investment conditions from January through May, in particular, helped spur all sectors upward in price, including the previously downtrodden higher-yielding lower-grade issues. Several favorable factors, among them the Federal Reserve Board's monetary easing, a stabilizing environment for hospital issues, renewed investor interest, and continued stock market volatility, converged to make the investment backdrop quite supportive of municipal bonds. Throughout the fiscal year, as always, we worked to position Putnam Ohio Tax Exempt Income Fund to benefit from the next leg of the market's cycle. Our efforts proved rewarding as your fund closed fiscal 2001 with solid gains.

Total return for 12 months ended 5/31/01

        Class A             Class B              Class M
    NAV      POP         NAV     CDSC         NAV      POP
-----------------------------------------------------------------------
   11.22%    5.98%     10.51%    5.50%      10.88%    7.26%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FED'S RATE CUTS FUEL BOND RALLY

The Federal Reserve Board's monetary policy is a primary factor in bond performance. When the Fed tightens and interest rates increase, credit markets historically have come under significant pressure. When it eases and rates are reduced, bond prices tend to rally.

At your fund's midyear mark in November, Fed Chairman Alan Greenspan hinted of possible rate cuts in the new year to soften the impact of the current economic slowdown. When January arrived, the board not only followed through on its intentions but did so in a highly aggressive fashion, cutting short-term rates twice outside of its normal meeting cycle.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                  20.8%

Health care                17.0%

Transportation              9.8%

Water and sewer             9.4%

Housing                     5.7%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


By period's end, after five rate reductions, the federal funds rate had dropped by 2.5 percentage points. The prices of bonds across the maturity and quality spectrums rose in response.

* BOND STRUCTURE DRIVES PORTFOLIO PERFORMANCE

As we guide your fund through the fixed-income market's inevitable ups and downs, we pay close attention to the portfolio's composition and the structure of the bonds we purchase. How a bond holding is structured, that is, the maturity, coupon, and credit quality it offers, can help or hinder the fund's performance in various investment climates.

Throughout fiscal 2001, your fund maintained a sizable position in lower-quality higher-yielding issues. Last fall, shell-shocked stock investors gravitated to bonds with the highest credit ratings while shunning the lower-grade bonds. This flight to quality boosted prices of investment-grade bonds and sent their yields lower. Consequently, the yield difference between bonds of different credit quality widened and the prices of lower-rated bonds became increasingly attractive.

Believing in the long-term viability of the high-yield municipal sector, we have selectively added to lower-grade debt when appropriate opportunities arose. We considered these positions likely to bolster your fund's income potential in what we anticipated would become a declining rate environment. Our efforts have been rewarded. Credit spreads have narrowed considerably year to date, helped not only by lower interest rates but also by increased demand as investors reach for higher yields.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA                  48.3%

Aa/AA                    12.6%

A                         6.6%

Baa/BBB                  25.3%

Ba/BB                     5.6%

B                         0.8%

VMIGI                     0.8%

Footnote reads:
* As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"We are seeing a very different atmosphere today than a year ago. The investors who stayed the course are now reaping the rewards."

-- Susan McCormack, portfolio manager


Other bonds whose structure is well suited to falling-interest-rate environments are those that combine high credit quality, a longer-term maturity, and a discount coupon. (Discount-coupon bonds are those selling at prices below par or face value.) By purchasing such bonds, we have in effect extended your fund's average duration, or price sensitivity to interest-rate changes. The longer the maturity, the greater a bond's price can appreciate or depreciate as rates decline or rise, respectively. Furthermore, longer-maturity bonds tend to have more distant call dates than shorter-term issues, thereby adding a measure of call protection, an attractive feature when municipalities' cost of borrowing begins to favor calling in older debt and refunding it at lower current rates.

* OPPORTUNITIES ARE NOT FOUND EASILY

One of Putnam's hallmarks is our in-depth credit research. On a daily basis, our bond analysts are tracking trends, evaluating creditworthiness, and scrutinizing offerings to determine whether there is an opportunity worth pursuing. This at-the-ready approach has helped your fund capitalize on opportunities as they arise, rather than simply responding to market developments.

For example, during the fiscal year we initiated a position in a unique type of single-family housing bond known as a planned amortization class
(PAC) bond that is structured for availability in either the taxable or tax-exempt markets. PAC bonds are typically issued as a small portion of a single-family housing deal and may, for example, represent a slice, or tranche, of the deal, say 10% of the total issue. As mortgage prepayments ebb and flow, a specified amount is allocated to the PAC tranche, thereby making the prepayment risk -- and thus the average life -- of the PAC bond relatively predictable. Despite their greater predictability, PAC bonds are typically issued at higher levels of yield relative to other bonds of comparable maturity and quality rating. In the current investment environment, these holdings have performed well.

To bolster your fund's exposure to high-quality longer-term discount coupon bonds, we added $1 million worth of bonds issued by the University of Cincinnati. These bonds are insured, AAA-rated, carry a stated coupon of 5.125%, and mature in 2028. We also purchased $2 million worth of Cleveland Airport bonds, another insured issue, carrying a coupon of 5% and maturing in 2031.

In the current environment, one of your fund's best-performing holdings was Cleveland Electric Illuminating, an issue we have held in the fund for some time. While many utilities have been beset with challenges, recently Cleveland Electric, a subsidiary of FirstEnergy, is benefiting from a favorable settlement that took place last year with Ohio's regulators. It permits the company to recover its investments in generating assets, and allows it to reduce long-term debt. Continued growth in the local economy has further enabled the utility to strengthen its finances. As a result, one of the major rating agencies upgraded Cleveland Electric to investment-grade status. These bonds are now rated Baa3 by Moody's Investor Services and BB+ by Standard & Poor's. They carry a 6% coupon and mature in 2020.

* FAVORABLE CONDITIONS FOR MUNICIPAL BONDS

The fund enters fiscal 2002 with a healthy measure of optimism about municipal bond performance as well as the economy's direction. We believe the Fed will remain diligent in fighting recessionary forces should further actions be required. Our research, however, indicates that the economy seems likely to grow at an annualized rate of 2% to 3% over the next three calendar quarters without a significant uptick in inflation. We anticipate stronger demand for municipal bonds in the months ahead and a sufficient level of new issuance supply as refunding activity increases.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Ohio state income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                   Class A          Class B         Class M
(inception dates)                 (10/23/89)       (7/15/93)        (4/3/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                           11.22%   5.98%  10.51%   5.50%  10.88%   7.26%
------------------------------------------------------------------------------
5 years                          30.35   24.12   26.19   24.18   28.41   24.30
Annual average                    5.44    4.42    4.76    4.43    5.13    4.45
------------------------------------------------------------------------------
10 years                         81.93   73.23   69.52   69.52   75.93   70.26
Annual average                    6.17    5.65    5.42    5.42    5.81    5.47
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.36    5.92    5.59    5.59    5.97    5.68
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                                Lehman Brothers Municipal          Consumer
                                      Bond Index                  price index
------------------------------------------------------------------------------
1 year                                  12.16%                        3.50%
------------------------------------------------------------------------------
5 years                                 37.88                        13.35
Annual average                           6.64                         2.54
------------------------------------------------------------------------------
10 years                                98.26                        30.90
Annual average                           7.08                         2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                           7.38                         3.03
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                  Lehman Brothers
               Fund's class A     Municipal Bond      Consumer
                  at POP              Index         price index

5/31/91            9,425             10,000           10,000
5/31/92           10,463             10,982           10,302
5/31/93           11,687             12,296           10,634
5/31/94           12,014             12,599           10,878
5/31/95           12,864             13,751           11,224
5/31/96           13,167             14,379           11,549
5/31/97           14,486             15,572           11,807
5/31/98           15,556             17,034           12,006
5/31/99           16,012             17,830           12,257
5/31/00           15,782             17,677           12,647
5/31/01          $17,323            $19,826          $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,952 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,593 ($17,026 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                       12              12              12
------------------------------------------------------------------------------
Income                      $0.43486        $0.37813        $0.408706
------------------------------------------------------------------------------
Capital gains 1                --              --              --
------------------------------------------------------------------------------
  Total                     $0.43486        $0.37813        $0.408706
------------------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                  $8.29   $8.70       $8.28        $8.29   $8.57
------------------------------------------------------------------------------
5/31/01                   8.77    9.21        8.76         8.77    9.06
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                    4.94%   4.71%       4.29%        4.64%   4.49%
------------------------------------------------------------------------------
Taxable
equivalent 3              8.77    8.36        7.62         8.24    7.97
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                   4.57    4.35        3.92         4.27    4.13
------------------------------------------------------------------------------
Taxable
equivalent 3              8.11    7.72        6.96         7.58    7.33
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.67% federal and Ohio state combined tax rate based on a 39.1% maximum federal income tax rate for the year 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                   Class A          Class B         Class M
(inception dates)                 (10/23/89)       (7/15/93)        (4/3/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                            9.20%   4.03%   8.54%   3.54%   8.89%   5.40%
------------------------------------------------------------------------------
5 years                          29.70   23.54   25.60   23.60   27.78   23.59
Annual average                    5.34    4.32    4.66    4.33    5.03    4.33
------------------------------------------------------------------------------
10 years                         82.90   74.30   70.57   70.57   77.05   71.29
Annual average                    6.22    5.71    5.49    5.49    5.88    5.53
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.35    5.91    5.59    5.59    5.97    5.67
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 20,000 investment grade, fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2001


THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE

Ohio (89.1%)
-------------------------------------------------------------------------------------------------------------------
$           875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                       Aaa        $      985,469
             50,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                    Rev. Bonds, FHA Insd., 7.9s, 8/1/03                                   A                  54,813
          1,500,000 Brecksville-Broadview Heights, City School Dist.
                    G.O. Bonds, FGIC, 6 1/2s, 12/1/16                                     Aaa             1,657,500
          5,000,000 Butler Cnty., Hosp. Impt. Rev. Bonds
                    (Fort Hamilton-Hughes), 7 1/2s, 1/1/10                                Baa1            5,202,850
            430,000 Cincinnati, Student Loan Funding Corp.
                    Rev. Bonds, Ser. B, 8 7/8s, 8/1/08                                    BBB/P             431,243
                    Cleveland, Arpt. Rev. Bonds
          1,700,000 (Continental Airlines, Inc.), 5.7s, 12/1/19                           Ba2             1,479,000
          2,000,000 Ser. A, FSA, 5s, 1/1/31                                               Aaa             1,900,000
          1,255,000 Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/15                           Aaa             1,380,500
          2,500,000 Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12                    BB/P            2,700,000
                    Cleveland, Urban Renewal Increment Rev. Bonds
                    (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB-/P          1,933,250
          2,000,000 6 5/8s, 3/15/11                                                       BBB-/P          2,037,500
          7,950,000 Cleveland, Waterworks 1st Mtge. Rev. Bonds,
                    Ser. G, MBIA, 5 1/2s, 1/1/13                                          Aaa             8,586,000
          1,350,000 Cleveland-Cuyahoga Cnty., Port. Auth. Rev. Bonds
                    (Rock & Roll Hall of Fame), 5.2s, 12/1/03                             BBB-/P          1,353,375
          1,500,000 Cuyahoga G.O. Bonds, 5s, 12/1/18                                      AA+             1,477,500
          4,500,000 Dayton, Fac. Rev. Bonds (Emery Air Freight),
                    Ser. A, 5 5/8s, 2/1/18                                                BBB             4,117,500
          1,000,000 Delaware Cnty., Cap. Facs. G.O. Bonds,
                    6 1/4s, 12/1/16                                                       Aa2             1,110,000
          3,500,000 Delaware Cnty., Swr. Dist. Impt. G.O. Bonds,
                    MBIA, 4 3/4s, 12/1/24                                                 Aaa             3,215,625
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             Aa1             1,488,500
          1,000,000 Franklin Cnty., Econ. Dev. Rev. Bonds
                    (Capitol South Cmnty. Urban), 5 3/4s, 6/1/11                          BBB-/P            988,750
          2,170,000 Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20                           Aaa             2,218,825
                    Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,625,312
          2,000,000 (OH Presbyterian Svcs.), 7 1/8s, 7/1/29                               BB+/P           2,005,000
          2,000,000 Franklin Cnty., OH Dev. Rev. Bonds
                    (Amern Chem. Society), 5.8s, 10/1/14                                  A               2,072,500
                    Greene Cnty., Swr. Syst. Rev. Bonds
                    (Governmental Enterprise), AMBAC
          1,380,000 5 5/8s, 12/1/13                                                       Aaa             1,485,225
          1,305,000 5 5/8s, 12/1/12                                                       Aaa             1,419,187
          2,000,000 Hamilton, City School Dist. G.O. Bonds,
                    Ser. A, 5 1/2s, 12/1/24                                               AA-             2,030,000
          2,750,000 Hamilton Cnty., Hlth. Syst. Rev. Bonds
                    (Providence Hosp.), 6 7/8s, 7/1/15                                    Baa2            2,919,950
          3,000,000 Hillard, School Dist. G.O. Bonds
                    (School Impts. Project), FGIC, 5 3/4s, 12/1/24                        Aaa             3,150,000
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds,
                    MBIA, 6.55s, 12/1/20                                                  Aaa             2,128,500
          1,805,000 Jefferson Cnty., G.O. Bonds, FSA, 5.7s, 12/1/13                       Aaa             1,992,268
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21                  Aaa             1,563,750
            325,215 Lake Cnty. Indl. Dev. Rev. Bonds
                    (Madison Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14                      A-/P              332,743
          1,000,000 Lakota, Local School Dist. Rev. Bonds, AMBAC,
                    7s, 12/1/10                                                           Aaa             1,197,500
          1,000,000 Lakota, School Dist. G.O. Bonds (Refunding & Impt.),
                    FGIC, 5 1/2s, 12/1/17                                                 Aaa             1,066,250
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam.
                    Rev. Bonds (Harr Plaza & Intl.), Ser. A,
                    6 3/8s, 7/15/19                                                       A               1,962,525
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        BB-/P           1,503,750
          1,750,000 7 1/8s, 12/15/18                                                      BB-/P           1,710,625
          5,325,000 Lorain Cnty., Hosp. Rev. Bonds
                    (EMH Regl. Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                         Aaa             6,110,437
          3,100,000 Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                    8 1/2s, 7/1/11                                                        Baa3            3,169,408
                    Marion Cnty., Hlth. Care Fac. Rev. Bonds
                    (United Church Homes)
          3,520,000 6 3/8s, 11/15/10                                                      BBB-            3,396,800
          2,000,000 6.3s, 11/15/15                                                        BBB-            1,850,000
          2,500,000 Mason, City School Dist. G.O. Bonds, 5.3s, 12/1/17                    Aa3             2,543,750
          1,205,000 Massillon Rev. Bonds (Lincoln Ctr. Phase II),
                    AMBAC, 6.95s, 12/1/10                                                 Aaa             1,348,094
          2,700,000 Miami, Cnty., Hosp. Fac. Rev. Bonds
                    (Upper Valley Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                     Baa1            2,605,500
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds, Ser. B-1
            280,000 8.1s, 7/1/18                                                          Baa2              323,050
          1,720,000 8.1s, 7/1/18, Prerefunded                                             Aaa             2,072,600
                    Montgomery Cnty., Hosp. Rev. Bonds
            580,000 (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                           BBB+              632,200
          1,500,000 (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,533,750
          3,000,000 North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11                       Aaa             3,442,500
            835,000 Northwestern, School Dist. Rev. Bonds
                    (Wayne & Ashland Cntys. School Impt.),
                    FGIC, 7.2s, 12/1/10                                                   Aaa             1,012,437
          3,000,000 OH Hsg. Finl. Agcy. Mtge. Rev. Bonds, IFB, Ser. 25,
                    GNMA Coll., 9.82s, 3/1/29 (acquired 9/24/97,
                    cost $3,351,900) (RES)                                                AAA/P           3,146,250
          1,500,000 OH Hsg. Finl. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. A, GNMA Coll., 4.6s, 9/1/28                                      Aaa             1,498,125
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
          2,964,000 Ser. A-2, GNMA Coll., 9.953s, 3/24/31                                 Aaa             3,089,970
          2,300,000 Ser. G-2, GNMA Coll., 10.65s, 3/2/23                                  Aaa             2,619,125
             15,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                 3,938
                    OH State Air Quality Dev. Auth. Rev. Bonds
                    (Poll. Control)
          5,000,000 (Cleveland Electric Illuminating Co.)
                    Ser. B, 6s, 8/1/20                                                    Baa3            4,975,000
          2,500,000 (Ohio Edison) Ser. A, 5.95s, 5/15/29                                  Baa1            2,506,250
            525,000 OH State Econ. Dev. Rev. Bonds
                    (Superior Forge & Steel Corp.),
                    Ser. 3, 7 5/8s, 6/1/11                                                A-                541,611
          1,000,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1              900,000
                    OH State Higher Ed. Fac. Rev. Bonds
          1,500,000 (Denison U.), 5 1/8s, 11/1/21                                         AA              1,479,375
          4,500,000 (Case Western Reserve U.), 6 1/4s, 10/1/18                            Aa3             5,152,500
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                Aa3             1,125,000
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              2,778,750
          2,000,000 (Oberlin College), 5s, 10/1/29                                        AA              1,892,500
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                    8.65s, 6/1/11                                                         Baa3            1,863,612
          3,350,000 OH State Poll. Control Rev. Bonds
                    (Standard Oil Co.), 6 3/4s, 12/1/15                                   AA+             4,015,813
          3,000,000 OH State Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                    4 3/4s, 2/15/28                                                       Aaa             2,730,000
                    OH State Wtr. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds
          2,500,000 (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                         BB-/P           2,106,250
          5,700,000 (North Star Broken Hill Steel), 6.45s, 9/1/20                         A3              5,885,250
                    Sandusky Cnty., Hosp. Fac., Rev. Bonds
                    (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              769,825
            500,000 5.15s, 1/1/08                                                         BBB-              463,125
            685,000 5.05s, 1/1/07                                                         BBB-              639,619
          2,260,000 Springboro Cmnty., City School Dist. G.O. Bonds,
                    AMBAC, 6s, 12/1/11                                                    Aaa             2,553,800
                    Stark Cnty., School Dist. G.O. Bonds, FGIC
          1,000,000 5 3/4s, 12/1/21                                                       Aaa             1,047,500
          1,100,000 5.65s, 12/1/16                                                        Aaa             1,155,000
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                    6.35s, 12/1/25                                                        Aaa             1,614,375
          3,500,000 Toledo-Lucas Cnty., Ohio Port Auth. Rev. Bonds
                    (CSX Transn., Inc. Project), 6.45s, 12/15/21                          Baa2            3,696,875
          2,925,000 Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12 (SEG)                                                  Aaa             3,345,469
          1,175,000 Toledo Waterworks Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12                                                        Aaa             1,343,906
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                    (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                Baa2            1,038,125
          1,000,000 Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                    FGIC, 7.05s, 12/1/11                                                  Aaa             1,213,750
          1,000,000 U. of Cincinnati COP (Jefferson Ave.
                    Residence Hall), MBIA, 5 1/8s, 6/1/28                                 Aaa               971,250
          2,000,000 U. of Cincinnati Rev. Bonds, Ser. A, FGIC, 5s, 6/1/31                 Aaa             1,900,000
          1,850,000 Washington Cnty., Hlth. Care Fac. Rev. Bonds
                    (Glenwood Retirement Cmnty.), 6.35s, 10/1/27                          B+/P            1,609,500
                    Westerville, City School Dist. Rev. Bonds
                    (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       AA-             1,833,388
          1,590,000 6 1/4s, 12/1/08                                                       AA-             1,800,675
          3,000,000 Woodridge, School Dist. Rev. Bonds, AMBAC,
                    6.8s, 12/1/14                                                         Aaa             3,630,000
                    Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                    FHA Insd.
            220,000 7 3/8s, 10/1/21                                                       AAA               273,900
            205,000 7 3/8s, 10/1/20                                                       AAA               254,200
            185,000 7 3/8s, 10/1/19                                                       AAA               228,475
            180,000 7 3/8s, 10/1/18                                                       AAA               222,750
            160,000 7 3/8s, 10/1/17                                                       AAA               197,400
            155,000 7 3/8s, 10/1/16                                                       AAA               191,038
                                                                                                      -------------
                                                                                                        184,827,075

Puerto Rico (10.1%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          4,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             4,320,000
          1,000,000 Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             1,157,500
          1,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    2.55s, 12/1/15                                                        VMIG1           1,000,000
            700,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 2 1/2s, 7/1/28                                                 VMIG1             700,000
          3,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   AAA             3,277,500
          2,500,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/11                                                       AAA             2,834,375
                    Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev. Bonds,
                    Ser. A, AMBAC
          1,100,000 6 1/4s, 7/1/15                                                        Aaa             1,273,250
          1,440,000 6 1/4s, 7/1/12                                                        Aaa             1,661,400
          1,400,000 Cmnwlth. of PR., Tel. Auth. IFB, MBIA,
                    7.168s, 1/16/15                                                       Aaa             1,545,250
          2,000,000 Cmnwlth. of PR, G.O. Bonds, FSA, 5 1/2s, 7/1/18                       Aaa             2,137,500
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.

                    Rev. Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,065,000
                                                                                                      -------------
                                                                                                         20,971,775
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $200,036,033) (b)                                        $  205,798,850
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $207,424,983.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $200,036,033, resulting in gross unrealized appreciation and depreciation of $9,064,193 and $3,301,376, respectively, or net unrealized appreciation of $5,762,817.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $3,146,250 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB,s, which are securities paying interest rates that vary inversely to changes in the market interest rates and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

         Education      20.8%
         Health care    17.0

      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

         AMBAC          14.2%
         MBIA           13.0

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001
                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                  $1,218,000      $1,206,843      Sep-01         $11,157
Muni Bond Index
(Long)                     308,063         307,794      Jun-01             269
------------------------------------------------------------------------------
                                                                       $11,426
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $200,036,033) (Note 1)                                        $205,798,850
-------------------------------------------------------------------------------------------
Cash                                                                                960,315
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,974,102
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              210,715
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       15,000
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             10,594
-------------------------------------------------------------------------------------------
Total assets                                                                    210,969,576

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               561,579
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,135,220
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          453,562
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        260,252
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,687
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,164
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,360
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               89,230
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               11,539
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,544,593
-------------------------------------------------------------------------------------------
Net assets                                                                     $207,424,983

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $208,318,304
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         57,917
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,725,481)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,774,243
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $207,424,983

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($153,806,390 divided by 17,533,458 shares)                                           $8.77
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.77)*                                $9.21
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($51,686,594 divided by 5,898,467 shares)+                                            $8.76
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,931,999 divided by 220,252 shares)                                                $8.77
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.77)**                               $9.06
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2001

Tax exempt interest income:                                                     $11,859,495
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,018,025
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      206,601
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,576
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,663
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               301,841
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               431,792
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,596
-------------------------------------------------------------------------------------------
Other                                                                               138,536
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,122,630
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (179,835)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,942,795
-------------------------------------------------------------------------------------------
Net investment income                                                             9,916,700
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (553,158)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (957,267)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year           12,797,628
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,287,203
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $21,203,903
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,916,700     $ 11,330,737
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,510,425)      (2,429,744)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              12,797,628      (16,133,464)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        21,203,903       (7,232,471)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                             (7,601,408)      (8,922,553)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,225,323)      (2,499,352)
--------------------------------------------------------------------------------------------------
   Class M                                                                (78,460)         (92,072)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (3,357,399)     (28,701,885)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 7,941,313      (47,448,333)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     199,483,670      246,932,003
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $57,917 and $44,885, respectively)                         $207,424,983     $199,483,670
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $8.99        $9.26        $8.99        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .44          .45(a)       .46(a)       .47          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .47         (.70)        (.19)         .27          .23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .91         (.25)         .27          .74          .69
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.45)        (.47)        (.47)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.45)        (.54)        (.47)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.77        $8.29        $8.99        $9.26        $8.99
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 11.22        (2.72)        2.93         8.35         8.05
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $153,806     $149,434     $186,170     $186,130     $185,030
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .87(a)       .91(a)       .98          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.03         5.24(a)      4.96(a)      5.06         5.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.88        10.84         7.80        31.07        33.92
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.28        $8.98        $9.25        $8.98        $8.75
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .38          .39(a)       .40(a)       .41          .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.69)        (.20)         .27          .22
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .86         (.30)         .20          .68          .63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.40)        (.40)        (.41)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.40)        (.47)        (.41)        (.40)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.76        $8.28        $8.98        $9.25        $8.98
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.51        (3.37)        2.27         7.65         7.35
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $51,687      $48,424      $58,763      $53,689      $47,050
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.53         1.52(a)      1.56(a)      1.63         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.38         4.59(a)      4.31(a)      4.40         4.56
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.88        10.84         7.80        31.07        33.92
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $8.99        $9.26        $9.00        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .41          .42(a)       .43(a)       .43          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.69)        (.19)         .27          .23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .89         (.27)         .24          .70          .67
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.43)        (.44)        (.44)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.43)        (.51)        (.44)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.77        $8.29        $8.99        $9.26        $9.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.88        (3.02)        2.62         7.90         7.85
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,932       $1,626       $1,998       $2,212         $911
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.18         1.17(a)      1.21(a)      1.28         1.28
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.73         4.94(a)      4.67(a)      4.76         4.87
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.88        10.84         7.80        31.07        33.92
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $5,486,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  876,000    May 31, 2007
       358,000    May 31, 2008
     4,252,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses in certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $1,523 to increase undistributed net investment income and $1,523 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $179,835 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $549 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $17,630 and $142 from the sale of class A and class M shares, respectively and $70,802 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $1,667 on class A redemptions that were purchased without an initial sales charge as part of an investment of $1 million or more.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,942,146 and $23,515,891, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,432,516        $ 12,515,286
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  578,506           5,008,273
---------------------------------------------------------------------------
                                             2,011,022          17,523,559

Shares
repurchased                                 (2,495,509)        (21,544,665)
---------------------------------------------------------------------------
Net decrease                                  (484,487)       $ (4,021,106)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,069,343        $  9,135,737
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  653,769           5,569,988
---------------------------------------------------------------------------
                                             1,723,112          14,705,725

Shares
repurchased                                 (4,408,450)        (37,331,227)
---------------------------------------------------------------------------
Net decrease                                (2,685,338)       $(22,625,502)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    792,375         $ 6,851,506
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  159,086           1,375,876
---------------------------------------------------------------------------
                                               951,461           8,227,382

Shares
repurchased                                   (898,376)         (7,787,048)
---------------------------------------------------------------------------
Net increase                                    53,085         $   440,334
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    760,260        $  6,485,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,646           1,502,993
---------------------------------------------------------------------------
                                               936,906           7,988,990

Shares
repurchased                                 (1,634,608)        (13,844,173)
---------------------------------------------------------------------------
Net decrease                                  (697,702)       $ (5,855,183)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     64,033           $ 565,263
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,193              62,253
---------------------------------------------------------------------------
                                                71,226             627,516

Shares
repurchased                                    (47,090)           (404,143)
---------------------------------------------------------------------------
Net increase                                    24,136           $ 223,373
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,852           $ 143,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,680              56,835
---------------------------------------------------------------------------
                                                23,532             200,537

Shares
repurchased                                    (49,686)           (421,737)
---------------------------------------------------------------------------
Net decrease                                   (26,154)          $(221,200)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com

AN053-72891   848/240/130   7/01